Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,021.94
Total Transaction Valuation	7,400,000.00
Total Offset Amount	0.00
Net Fee	$ 1,021.94